Exhibit 99.1
January 2023InvestorPresentation

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC.


CUBESMART
self storage
OFFICE
FIRE LANE
NO PARKING

Introduction to CubeSmart

A high-quality portfolio in an attractive industry with proven returns

1,274
Properties[1]

159%
5-year total shareholder return[2]


CUBESMART
self storage
9645

47%
5-year Growth in FFO per Share, as Adjusted[2]


CUBESMART
self storage
climate controlled

$12.1 Billion
Market Cap[3]

Baa2/BBB
Rating

61%
5-year Dividend Growth[4]

$3.0 Billion
5-year acquisition volume


CUBESMART
self storage

1. As of September 30, 2022
2. Period ended December 31, 2021
3. Market value of common equity and book value of debt as of September 30, 2022
4. Annual dividends declared for period ended December 31, 2021

3

Why CubeSmart?

A company built to perform throughout all phases of the cycle

Attractive Industry
Well-diversified demand characteristics create strong industry fundamentals

Cash Flow Stability
Industry-leading portfolio demographics and a conservative balance sheet produce stable cash flows throughout the entire cycle

Focus on Quality
Continuing to grow the platform through high-quality investments and further operational evolution to generate long-term value

Experience
A well-seasoned management team with experience operating throughout many macroeconomic environments


CUBESMART
5 Old Lancaster Road

4

CubeSmart’sHistoryA history of executing on strategic objectives 20042006 2010 2011 2011 U-Store-It initial public offeringArrival of current management teamAcquired United Stor-All to establish the third-party management platformRebranded the company as CubeSmart Won 1stISS industry award for Best Customer ServiceIssued debut investment grade unsecured senior notesOpened 1,000thCubeSmart locationLaunched fully online rental platform, SmartRentalAcquired 59 property Storage West portfolio for $1.7 billionAcquired 22 property Storage Deluxe portfolio located primarily in NYC for $560 million2012 2012 2018 2020 20215

Attractive Industry

Strong sector fundamentals generate outsized long-term returns



Self-Storage REIT Average Total Return
800%
700%
600%
500%
400%
300%
200%
100%
0%
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
10-year Total Return: +717%

Dynamic Demand
Wide range of needs drives demand for the product throughout all economic cycles

High Margins
Low expense load & cap-ex requirements drive more cash flow to the bottom line

Short-Term Leases
Month-to-month leases allow for rapid repricing in response to changing economic conditions

Increasing Utilization
Newly identified sources of demand have created increases in utilization and product awareness

1. Straight average total return for CUBE, PSA, EXR, and LSI from December 31, 2011 through December 31, 2021

6

Cash Flow Stability

National scale with a focused concentration in key markets


CUBESMART
self storage

National Scale

CubeSmart operates in 150 markets across 39 states and the District of Columbia[1], providing diversification throughout the country


CUBESMART
self-storage

Key Market Depth

A portfolio focused on coverage across all attractive submarkets within our core MSAs


CUBESMART

Customer Diversification

With ~730k customers[1] across the portfolio, our customer base is representative of each store's local community while no one tenant or cohort represents a material segment of the rent roll

1. As of September 30, 2022

7

Diversified Portfolio in Quality Markets

National platform with a focus in core markets to drive long-term value



States with Owned Stores
States with Managed Stores Only

Focus on Top Markets

89% of owned store NOI comes from top-40 MSAs[1]

Portfolio Exposure

Exposure to secondary and tertiary markets through our third-party management program and joint ventures further diversifies the portfolio and leverages our operating platform

1. For the three months ended September 30, 2022

8

Quality Market Focus Generates Long-Term Value

Industry-leading demographics create a strong demand backdrop

Strong Demographics

A strategic focus on submarkets with attractive demographics for stable long-term demand trends

Mature Markets

Larger, stable markets should experience less volatility than secondary and tertiary markets

Performance Through All Parts of the Cycle

Strong market fundamentals and demographics support demand trends throughout the economic cycle


Avg 3-mile Population Density (000's)[1]
200
150
100
50
0
CUBE
EXR
PSA
LSI
NSA


11%
11%
19%
59%
Property NOI by Market[2]
Top 10 MSAs
MSAs 11-25
MSAs 26-40
MSAs 41+

1. Source: Evercore ISI Research Report dated March 18, 2022
2. Total owned portfolio NOI for the three months ended September 30, 2022

9

Market Leader in New York City

NYC competitive advantage is a key component of our long-term strategy

Best-In Class Portfolio

Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand

Unique Submarkets

Each borough features a robust local economy with its own unique demand drivers

Lowest Supplied Market

Supply across the three key outer boroughs is 2.7 SF per capita[1], the lowest nationally and less than half the national average of 6.2 SF per capita[2]. Future supply will be limited due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program

Portfolio Composition[3]



All Other Markets
Bronx 5.1%
Brooklyn 4.5%
Queens 5.0%
Other NYC 1.0%
Northern NJ 4.3%
Westchester 1.5%
Long Island 1.2%



CUBESMART
self storage + logistics
800-800-1717
LOADING

1. Source: CubeSmart internal market research
2. Source: 2022 Self-Storage Almanac
3. Total portfolio NOI for the three months ended September 30, 2022

10

Value Creation Strategy

Focus on quality drives long-term shareholder value

Quality Platform

Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term

Quality Portfolio

Disciplined investment strategy to grow our nation-wide portfolio of best-in-class assets in core markets with strong demographics and demand profiles

Quality Balance Sheet

Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities

Quality Company

Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth


CUBESMART
OPEN

11

Platform | Portfolio | Balance Sheet | Company

Operating Platform

Foundation of proprietary solutions creates flexibility for the future

Technological Platform
Invest in foundational systems to provide scalability

Customer Capture
Attract the greatest share of demand across all channels through sophisticated strategies

Dynamic Pricing
Maximize revenue through real-time pricing decisions that leverage historical customer data

Service Oriented Model
Provide award-winning customer service to meet the many needs of our customers

Ongoing Optimization
Continually test new strategies to capture further efficiencies



12

Platform | Portfolio | Balance Sheet | Company

Optimizing the Platform

Efficient interactions across the customer journey

The Customer Journey

Research

Paid Search
Bid on ~2+ million keywords

Brand Marketing
Further build brand awareness, making CUBE an operator of choice

Social Media
Innovative tactics to reach prospective customers

Reservation

Website
Interact with 13.5 million visitors annually[1]

Sales Center
Receive 1.1 million calls annually[1]

RateSmart
Leverage demand trends to generate optimal pricing

Rental

SmartRental
~30% of customers rent through SmartRental

In-Store Teammates
Reduce friction throughout the rental process

HIVE Point of Sale
Flexible platform to build further enhancements

Existing Customer

CubeSmart Mobile App
Enhanced customer interaction

Lazarus Data Warehouse
Utilize customer data to further optimize operations

Rate Increases
Maximize revenue through individually optimized customer rate increases

1. Data for full year ended December 31, 2021

13

Platform | Portfolio | Balance Sheet | Company

Redefining the Customer Experience

Meeting the changing needs of our customers


Our virtual agent is here to help!

Leveraging Digital Platforms

Replicate the in-person experience across all customer touch points

Omni-Channel Experience

A fully integrated experience where customers can seamlessly transition between various channels & platforms

Customer Preference

Provide optionality to meet the customer in the way they wish to interact

Award Winning Customer Service

Continue to provide industry-leading service both in-store and across all of our digital platforms

14

Platform | **Portfolio** | Balance Sheet | Company

External Growth Strategy

Enhancing our portfolio through strategic external growth opportunities


CUBESMART
self storage

High-Quality Acquisitions

Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends



Development & Lease-Up

Build and acquire purpose-built properties in top markets to generate elevated growth over the long term


CUBESMART self storage

Value-Add Joint Ventures

Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners



Third-Party Management

Mutually beneficial value creation by generating additional scale and value from our platform

15

Platform | Portfolio | Balance Sheet | Company

Robust Portfolio Growth

Strategically increase the scale of the platform


1,274
456
1400
1200
1000
800
600
400
200
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022[1]
Wholly-Owned
Joint Venture
Managed

Multi-Faceted Growth Strategy

Continue to utilize wide variety of avenues to grow the portfolio

Brand Awareness

Since 2010, increased stores on the platform by **179%**

Customer Data Points

The consistent growth in CubeSmart stores has substantially increased our customer base by ~**539k** since 2010

1. As of September 30, 2022

16

Platform | Portfolio | Balance Sheet | Company

Acquisitions

Disciplined investment strategy to prudently build our portfolio

Strong Demographics
Focus on submarkets with attractive demographics for strong long-term demand characteristics

Complement Existing Portfolio
Continue to identify opportunities to improve coverage across core markets

Platform Value-Add
Placing new properties on the CubeSmart platform generates multi-year yield expansion

Strategic Lease-up Opportunities
Acquire properties in lease-up to generate elevated returns


CUBESMART
self storage

$3.1B of wholly-owned acquisitions since 2017

$1.5B of acquisitions from third-party management[1]

83% of acquisitions since 2010 in top 25 MSAs

1. Since 2010

17

Platform | **Portfolio** | Balance Sheet | Company

Development

Strategic partnerships drive additional long-term value to our shareholders

Partner with Local Developers
Partner with developers that have local market expertise and can source high-quality sites

Focus on Top Markets
Targeted projects in high-quality markets that generate attractive long-term risk-adjusted returns

Operational Expertise
Leverage CubeSmart's operating platform to optimally design and efficiently lease-up new stores

Portfolio Refresh
Enhance the quality of our existing portfolio through purpose-built, flagship properties that showcase our brand


CUBESMART
self storage

$684M
of new projects delivered[1]

$40M
of new projects in the pipeline[2]

100%
of new development in top 10 markets

1. Development deliveries as of September 30, 2022 (does not include C/O acquisitions)
2. As of September 30, 2022

18

Platform | **Portfolio** | Balance Sheet | Company

Joint Venture Advantages

Strategic investment with joint venture partners adds value to our portfolio

Strong Returns
Fee revenue and promoted interests increase our return profile for transactions

Diversification
Further diversifying cash flow and exposure to markets outside of core acquisition strategy

Opportunistic Unstabilized Acquisitions
Spread investment capital across additional transactions through a minority interest while mitigating dilution through fees

Acquisition Opportunities
Opportunity to purchase the assets that are a strategic fit at the end of the hold period



$900M of properties acquired in joint ventures[1]

75 total properties[1]

4 different ventures[1]

1. As of September 30, 2022. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction

19

Platform | Portfolio | Balance Sheet | Company

Third-Party Management

Mutually beneficial relationships drive additional long-term value to our shareholders

Profitability
Create additional revenue streams for our shareholders through management and other fees

Scale
Continue expanding our national footprint and brand as we take on additional stores, increasing operating efficiencies

Acquisition Pipeline
Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk

Relationships
Build a group of partners to share insights and industry trends



663
properties[1]

$31M
management fee income[2]

185+
partnerships[1]

1. As of September 30, 2022
2. For the year ended December 31, 2021

20

Platform | Portfolio | **Balance Sheet** | Company

Financial Strength

Ensuring stability while funding growth

Continue to operate with credit metrics at the conservative end of our investment grade rating, ensuring access to a variety of attractively-priced capital

MOODY'S Baa2 (Stable)

STANDARD & POOR'S BBB (Stable)

Debt to Gross Assets[1]: ***37.7%***


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2017
2018
2019
2020
2021
2022
Unsecured Debt
Secured Debt

Net Debt to EBITDA[1]: ***4.4x***


7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
2017
2018
2019
2020
2021
2022

EBITDA Coverage[1,2]: ***7.0x***


8.0x
6.0x
4.0x
2.0x
0.0x
2017
2018
2019
2020
2021
2022

1. Source: Company Filings, as of December 31 of each stated year. Results for 2022 are as of September 30.
2. Calculated as annual EBITDA / Interest Expense

21

Platform | Portfolio | **Balance Sheet** | Company

Liquidity and Access to Capital

Access to the full range of capital sources to fund commitments

Capital Needs & Liquidity

Ample liquidity to manage near-term capital needs

Capital Needs: $53.2M through 2023[1]
- $22.2M of remaining development commitments
- $31.0M of debt maturities

Existing Sources of Capital
- $664.0M of remaining capacity on revolving credit facility[1]
- Retained free cash flow

Access to Capital

Proven ability to access a variety of sources of capital

Raised $6.4 billion since 2010
- **Common Equity:** Raised $2.5 billion of net proceeds
- **Unsecured Senior Notes:** Raised $3.4 billion through ten unsecured senior note issuances
- **Credit Facility:** $850 million revolving line of credit[2]
- **Bank Debt:** Raised $500 million in term loans (since repaid)
- **Preferred Equity:** Raised $77.5 million in preferred equity (since redeemed)

Debt Maturity Schedule[2]
(000's)


600,000
400,000
200,000
-
31,004
32,481
300,000
336,794
86,000
550,000
404,300
350,000
450,000
500,000
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Secured Debt
Unsecured Debt
Unsecured revolving credit facility

1. As of September 30, 2022
2. As of September 30, 2022 pro forma to include restated unsecured revolving credit facility

22

Platform | Portfolio | Balance Sheet | **Company**

Experienced Management

Lengthy track record of experience through all phases of the cycle


Funds from Operations, as Adjusted
+225%
2.5
2
1.5
1
0.5
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Named Executive Officers[1]

15 years
with CubeSmart

21 years
in self storage

22 years
at publicly-traded REITS

1. Represents averages for CubeSmart Named Executive Officer group

23

$- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.0020122013201420152016201720182019202020212022Annual Dividend per ShareSharing Cash Flow GrowthConsistent history of dividend increases to return capital to investors +391%Platform | Portfolio | Balance Sheet| Company24 11.Annualized assuming no change in current dividend rate

Platform | Portfolio | Balance Sheet | **Company**

Environmental Highlights

Minimizing our environmental impact for long-term sustainability

Environmental Targets

Established targets to reduce consumption and greenhouse gas emissions.

Through 2021, we made significant progress against these targets with a 19.2% like-for-like reduction in Scope 1 & 2 GHG emissions.[1]

Solar Program

Added solar panels to 93 owned stores with projects underway to add solar systems to an additional 31 stores.[2]

In 2021, our stores produced 7.8 million kWh of renewable energy, an 18.8% increase from 2020.

HVAC Upgrades

In 2021, we substantially completed our 3-year capital project to upgrade our HVAC systems, which will lower our CFC emissions at those stores.


CUBESMART

1. Reduction against 2019 baseline. Like-for-like defined as the set of stores owned for the entirety of the period January 1, 2019 through December 31, 2021
2. As of December 31, 2021

25

Platform | Portfolio | Balance Sheet | **Company**

Social Highlights

Investing in our team and communities

Engagement & Development

We value our teammates' engagement. In 2021, our annual Teammate Engagement Survey had a 91% response rate. Our goal is to help our teammates grow with our company. Last year over 390 teammates were promoted into new roles. We supported this goal through an average of 17 hours of training per teammate.

Diversity, Equity, and Inclusion

We believe our business is better because of the diversity of our team. Our *Philosophy Regarding Respect in the Workplace* defines our approach to diversity, inclusion, and treatment of differences and is acknowledged by all teammates. Our *Policy on Equal Employment Opportunity* prohibits discrimination in all aspects of employment.

Community Engagement

We are proud to serve the communities in which we operate. Through our volunteering and fundraising efforts, we've supported numerous local charities and community organizations.

Supply Chain & Human Rights

We established the *CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers* to hold our partners to our own standards and ensure that we're doing our part to protect human rights and promote ethical conduct.

Strong Corporate GovernanceSupporting the long-term interest of all shareholdersShareholder RightsAnnual election of TrusteesAnnual say-on-pay votesSingle voting class of stockShareholder right to call special meetingHighest governance rating among our peers (per ISS)Board PracticesSeparate Board Chair & Chief Executive OfficerRegular executive sessions of independent TrusteesAnnual Board & Committee self-evaluationsShare ownership guidelines for Executive Officers and TrusteesAnti-hedging & anti-pledging policiesCode of Business Conduct & Ethics for employees and TrusteesRisk oversight by Board and CommitteesWide range of relevant experience and diversity among Trustees44%Diversity89%IndependentPlatform | Portfolio | Balance Sheet| Company27 Racial/Ethnic Diversity Gender Diversity Gender/Racial/Ethnic Diversity

Operational Performance

Strong fundamentals provide strong outlook for future growth


Same-Store Rentals
25,000
20,000
15,000
10,000
5,000
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2021 2022


Same-Store Vacates
25,000
20,000
15,000
10,000
5,000
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2021 2022


Same-Store Occupancy
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2020 2021 2022

2022 Same-Store Results[1]

13.9%
Revenue growth

3.2%
Expense growth

18.4%
NOI Growth

1. Same-store results for the nine months ended September 30, 2022

28